EXHIBIT 4.1
                             [FRONT OF CERTIFICATE]

    NUMBER                       COMMON STOCK                    SHARES

RD____________                THIS CERTIFICATE IS               __________
                                 TRANSFERABLE IN
                              RIDGEFIELD PARK, N.J. OR
                              NEW YORK, N.Y.
[CORPORATE SEAL]                                               [CORPORATE LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 755267 10 1
THIS CERTIFIES THAT _______________________________

IS THE OWNER OF ___________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF The Reader's Digest Association, Inc., transferable on the books of the corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the corporation and the facsimile signatures of the duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES
LLC, TRANSFER AGENT AND
REGISTRAR

BY


---------------------------     /s/ C.H.R. DuPree         /s/ Thomas O. Ryder

AUTHORIZED SIGNATURE            SECRETARY                 CHAIRMAN OF THE BOARD


                      THE READER'S DIGEST ASSOCIATION, INC.

                              [BACK OF CERTIFICATE]

                      THE READER'S DIGEST ASSOCIATION, INC.

       THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATION, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE IN WRITING TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - ____ Custodian _____
                   (cust) (minor) under the Uniform Gifts to Minors Act ______
                                 (state)

     Additional abbreviations may also be used though not in the above list.

       For value received, _____hereby sell, assign and transfer unto ____________[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE] ___________ [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]
--------------------------------------------------------------------------------

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.